Exhibit 10.19
Security Agreement
     This Security Agreement (the “Security Agreement”) is made between ZARS, Inc. (“Borrower”), a Utah corporation, and Zions First National Bank (“Lender”), pursuant to a Loan Agreement dated June 28, 2007, between Borrower and Lender (the “Loan Agreement”).
     For good and valuable consideration, receipt of which is hereby acknowledged, Borrower and Lender hereby agree as follows:
     1. Definitions. Except as otherwise provided herein, terms defined in the Loan Agreement shall have the same meanings when used herein. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. Terms defined in the Uniform Commercial Code which are used herein shall have the meanings set forth in the Uniform Commercial Code, except as expressly defined otherwise. As used herein, the term:
     “Collateral” means the collateral described in Section 2, Grant of Security Interest, below.
     “Default Rate” means the default interest rate provided in the Promissory Notes.
     “Liquidation Costs” means the reasonable costs and out of pocket expenses incurred by Lender in obtaining possession of any Collateral, in storage and preparation for sale, lease or other disposition of any Collateral, in the sale, lease, or other disposition of any or all of the Collateral, and/or otherwise incurred in foreclosing on any of the Collateral, including, without limitation, (a) reasonable attorneys fees and legal expenses, (b) transportation and storage costs, (c) advertising costs, (d) sale commissions, (e) sales tax and license fees, (f) costs for improving or repairing any of the Collateral, and (g) costs for preservation and protection of any of the Collateral.
     “Permitted Encumbrances” means the following, in an aggregate amount not to exceed, without the prior written consent of Lender, fifty thousand dollars ($50,000.00): (a) liens for taxes and assessments not yet due and payable or, if due and payable, those being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained; (b) security interests and liens created by the Loan Documents; (c) liens arising in the ordinary course of business (such as liens of carriers, warehousemen, mechanics, materialmen, and landlords) and other similar liens imposed by law for sums not yet due and payable or, if due and payable, those being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained in accordance with Accounting Standards; (d) any liens existing on the date of this Security Agreement and set forth on Schedule A attached hereto; (e) liens (i) upon or in any equipment acquired or held by Borrower to secure the purchase price of such equipment or indebtedness (including capital leases) incurred solely for the purpose of financing the acquisition of such equipment or (ii) existing on such equipment at the time of its acquisition, provided that the lien is confined solely to the equipment so acquired, improvements thereon and the Proceeds of such equipment; (f) leases or subleases and licenses or sublicenses granted to others in the ordinary course of Borrower’s business; (g) any right, title or interest of a licensor under a license; (h) liens arising from judgments, decrees or attachments that have been stayed or bonded within fifteen (15) days after notice thereof; (i) liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (j) liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; (k) liens in favor of a depository bank or a securities intermediary pursuant to such depository bank’s or securities intermediary’s customary customer account agreement; provided that any such liens shall at no time secure any indebtedness or obligations other than customary fees and charges payable to such depository bank or securities intermediary; (l) liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligations, surety and appeal bonds, government contracts, performance and return-of-money bonds, and other obligations of like nature, in each case, in the ordinary course of business; (m) liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security; (n) liens incurred in connection with the extension, renewal or refinancing of indebtedness secured by liens permitted under the preceding clauses, provided that any extension, renewal or replacement lien shall be limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; and (o) other security interests and liens authorized in writing by Lender.
     “Uniform Commercial Code” means the Uniform Commercial Code as adopted now or in the future in the State of Utah.
     2. Grant of Security Interest. Borrower hereby grants to Lender a security interest in the following personal property of Borrower, wherever located, now owned or existing or hereafter acquired or created (the “Collateral”):
     a. All inventory, all proceeds and products thereof and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering any of the foregoing, all leases of any of the foregoing, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of any of the foregoing or any interest therein (collectively, the “Inventory”).
     b. All accounts and all proceeds thereof (collectively, the “Accounts”).
     c. All equipment and goods, all motor vehicles, all proceeds and products of the foregoing and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering any of the foregoing, all leases of any of the foregoing, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of any of the foregoing or any interest therein (collectively, the “Equipment”).

     d. All general intangibles and all documentation and supporting information related thereto, all rents, profits and issues thereof, and all proceeds thereof.
     e. All of the following (collectively, the “Financial Obligations Collateral”):
     i. Any and all promissory notes and instruments payable to or owing to Borrower or held by Borrower;
     ii. Any and all leases under which Borrower is the lessor;
     iii. Any and all chattel paper in favor of, owing to, or held by Borrower, including, without limitation, any and all conditional sale contracts or other sales agreements, whether Borrower is the original party or the assignee;
     iv. Any and all security agreements, collateral and titles to motor vehicles which secure any of the foregoing obligations; and
     v. All amendments, modifications, renewals, extensions, replacements, additions, and accessions to the foregoing and all proceeds thereof.
     f. All deposit accounts, including without limitation, all interest, dividends or distributions accrued or to accrue thereon, whether or not due, and all proceeds thereof.
     g. All investment property, all interest, dividends or distributions accrued or to accrue thereon, whether or not due, and all proceeds thereof.
     h. All documents, all amendments, modifications, renewals, extensions, replacements, additions, and accessions thereto, and all proceeds thereof.
     i. All letter-of-credit rights, all amendments, modifications, renewals, extensions, replacements, additions, and accessions thereto, and all proceeds thereof.
     j. All supporting obligations, all amendments, modifications, renewals, extensions, replacements, additions, and accessions thereto, and all proceeds thereof.
     Notwithstanding the foregoing, the Collateral shall not include (x) any Intellectual Property (as defined in the “Loan Agreement”), (y) any Account, Chattel Paper, General Intangible or promissory note in which Borrower has any right, title or interest if and to the extent such Account, Chattel Paper, General Intangible or promissory note includes a provision containing a restriction on assignment such that the creation of a security interest in the right, title or interest of Borrower therein would be prohibited and would, in and of itself, cause or result in a default thereunder enabling another person party to such Account, Chattel Paper, General Intangible or promissory note to enforce any remedy with respect thereto; provided that the foregoing exclusion shall not apply if (i) such prohibition has been waived or such other person has otherwise consented to the creation hereunder of a security interest in such Account, Chattel Paper, General Intangible or promissory note or (ii) such prohibition would be rendered ineffective pursuant to Sections 9-406(d), 9-407(a) or 9-408(a) of the UCC, as applicable and as then in effect in any relevant jurisdiction, or any other applicable law (including Title XI of the United States Code) or principles or equity); provided further that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and Borrower shall be deemed to have granted on the date hereof a security interest in, all its rights, title and interest in and to such Account, Chattel Paper, General Intangible or promissory note as if such provision had never been in effect; and provided further that the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect Lender’s unconditional continuing security interest in and to all rights, title and interests of Borrower in or to any payment obligations or other rights to receive monies due or to become due under any such Account, Chattel Paper, General Intangible or promissory note and in any monies and other proceeds of such Account, Chattel Paper, General Intangible or promissory note; or (z) more than 66% of the total combined voting power of all classes of stock entitled to vote the shares of capital stock of any subsidiary of Borrower not incorporated or organized under the laws of one of the States or jurisdictions of the United States.
     Borrower and Lender acknowledge their mutual intent that all security interests contemplated herein are given as a contemporaneous exchange for new value to Borrower, regardless of when advances to Borrower are actually made or when the Collateral is created or acquired.
     3. Debts Secured. The security interest granted by this Security Agreement shall secure all of Borrower’s present and future debts, obligations, and liabilities of whatever nature to Lender, including, without limitation, (a) the Promissory Note (Term Loan A) of Borrower in favor of Lender dated June 28, 2007, in the original principal amount of eight million dollars ($8,000,000.00), and all renewals, extensions, modifications and replacements thereof (including any which increase the original principal amount), (b) the Promissory Note (Term Loan B) of Borrower in favor of Lender dated June 28, 2007, in the original principal amount of two million five hundred thousand dollars ($2,500,000.00), and all renewals, extensions, modifications and replacements thereof (including any which increase the original principal amount), (c) all obligations of Borrower arising from or relating to the Loan Documents, including, without limitation, this Security Agreement, (d) advances of the same kind and quality or relating to this transaction, (e) transactions in which the documents evidencing the indebtedness refer to this grant of security interest as providing security therefor, and (f) all overdrafts on any account of Borrower maintained with Lender, now existing or hereafter arising; provided that the security interest granted by this Security Agreement shall not secure Borrower’s obligations under the Warrant to Purchase Stock issued contemporaneously with the execution and delivery of this Security Agreement.
     Borrower and Lender expressly acknowledge their mutual intent that the security interest created by this Security Agreement secure any and all present and future debts, obligations, and liabilities of Borrower to Lender without any limitation whatsoever.
     4. Location of Borrower and Collateral. Borrower represents and warrants that:
     a. Borrower is a corporation organized under the laws of the State of Utah.

     b. The complete and exact name of Borrower is ZARS, Inc.
     c. The organizational identification number, if any, assigned to Borrower by Borrower’s state of organization is 1331474-0142.
     d. During the five (5) years preceding the date of this Security Agreement:
     i. Borrower has not been known by nor used any legal, fictitious or trade name;
     ii. Borrower has not changed its name in any respect;
     iii. Borrower has not been the surviving entity of a merger or consolidation;
     iv. Borrower has not acquired all or substantially all of the assets of any person or entity.
     e. Borrower’s chief executive office is located at 1455 West 2200 South, Suite 300, Salt Lake City, Utah 84119.
     f. Borrower’s place of business is located at 1455 West 2200 South, Suite 300, Salt Lake City, Utah 84119.
     g. The Inventory of Borrower is kept at the following locations and no others: 1142 West 2320 South, Salt Lake City, Utah 84119.
     h. During the five (5) years preceding the date of this Security Agreement, there has not been any change in any of the above locations, except for the leasing of additional office space at 1455 West 2200 South, Suite 300, Salt Lake City, Utah 84119.
     i. Other than four (4) employees domiciled and working for Borrower in the states of Pennsylvania and North Carolina, the Equipment is located in the State of Utah, other than temporary (not to exceed three months) uses outside such state in the ordinary course of Borrower’s business, will not be removed from such state without the prior written consent of Lender.
     Borrower agrees that it will not change its state of organization, name, or any of the above locations or create any new locations for such matters without giving Lender at least thirty (30) days prior written notice thereof, except in accordance with the merger of Borrower into ZARS Pharma, Inc., as described in the Loan Agreement.
     5. Representations and Warranties Concerning Collateral. Borrower represents and warrants that:
     a. Borrower is the sole owner of the Collateral.

     b. The Collateral is not subject to any security interest, lien, prior assignment, or other encumbrance of any nature whatsoever except Permitted Encumbrances.
     c. The Accounts and Financial Obligations Collateral, if any, are each a bona fide obligation of the obligor identified therein for the amount identified in the records of Borrower, except for normal and customary disputes which arise in the ordinary course of business and which do not affect a material portion of the Accounts and Financial Obligations Collateral.
     d. There are no defenses or setoffs to payment of the Accounts and Financial Obligations Collateral, if any, which can be asserted by way of defense or counterclaim against Borrower or Lender, except for normal and customary disputes which arise in the ordinary course of business and which do not affect a material portion of the Accounts and Financial Obligations Collateral.
     e. There is presently no default or delinquency in any payment of the Accounts and Financial Obligations Collateral, if any, except for any default or delinquency which has been reserved against by Borrower in accordance with generally accepted accounting principles and the Accounts and Financial Obligations Collateral will be timely paid in full by the obligors, except for normal and customary disputes which arise in the ordinary course of business and which do not affect a material portion of the Accounts and Financial Obligations Collateral.
     f. Borrower has no knowledge of any fact or circumstance which would materially impair the ability of any obligor on the Accounts and Financial Obligations Collateral, if any, to timely perform its obligations thereunder, except those which arise in the ordinary course of business and which do not affect a material portion of the Accounts and Financial Obligations Collateral.
     g. Any services performed or goods sold giving rise to the Accounts and Financial Obligations Collateral, if any, have been rendered or sold in compliance with applicable laws, ordinances, rules, and regulations and in the ordinary course of Borrower’s business.
     h. There have been no extensions, modifications, or other agreements relating to payment of the Accounts and Financial Obligations Collateral, if any, except those granted in the ordinary course of business and which do not affect a material portion of the Accounts and Financial Obligations Collateral.
     6. Covenants Concerning Collateral. Borrower covenants that:
     a. Borrower will keep the Collateral free and clear of any and all security interests, liens, assignments or other encumbrances, except Permitted Encumbrances.

     b. Borrower hereby authorizes Lender to file UCC Financing Statements concerning the Collateral. Borrower will execute and deliver any documents (properly endorsed, if necessary) reasonably requested by Lender for perfection or enforcement of any security interest or lien, give good faith, diligent cooperation to Lender, and perform such other acts reasonably requested by Lender for perfection and enforcement of any security interest or lien, including, without limitation, obtaining control for purposes of perfection with respect to Collateral consisting of deposit accounts, investment property, letter-of-credit rights, and electronic chattel paper. Lender is authorized to file, record, or otherwise utilize such documents as it deems necessary to perfect and/or enforce any security interest or lien granted hereunder.
     c. Borrower shall keep the Equipment in good repair, ordinary wear and tear and obsolescence excepted, and be responsible for any loss or damage to the Equipment. Borrower shall pay when due all taxes, license fees and other charges on the Equipment. Borrower shall not sell, misuse, conceal, or in any way dispose of the Equipment (except for sales or transfers of worn-out, obsolete or surplus Equipment (each as determined by the Borrower in its reasonable judgment)) or permit it to be used unlawfully or for hire or contrary to the provisions of any insurance coverage. Risk of loss of the Equipment shall be on Borrower at all times unless Lender takes possession of the Equipment. Loss of or damage to the Equipment or any part thereof shall not release Borrower from any of the obligations secured by the Equipment. Lender or its representatives may, at any time and from time to time, enter any premises where the Equipment is located and inspect, audit and check the Equipment.
     d. Borrower agrees to insure the Equipment, at Borrower’s expense, against loss, damage, theft, and such other risks as Lender may request to the full insurable value thereof with insurance companies and policies satisfactory to Lender. Proceeds from such insurance shall be payable to Lender as its interest may appear, shall name Lender as an additional insured and as a loss payee, and such policies shall provide for a minimum ten days written cancellation notice to Lender. Upon request, policies or certificates attesting to such coverage shall be delivered to Lender. Insurance proceeds may be applied by Lender toward payment of any obligation secured by this Security Agreement, whether or not due, in such order of application as Lender may elect.
     e. Borrower agrees to insure the Inventory, at Borrower’s expense, against loss, damage, theft, and such other risks as Lender may request to the full insurable value thereof with insurance companies and policies satisfactory to Lender. Proceeds from such insurance shall be payable to Lender as its interest may appear, shall name Lender as an additional insured and as a loss payee, and such policies shall provide for a minimum ten days written cancellation notice to Lender. Upon request, policies or certificates attesting to such coverage shall be delivered to Lender. Insurance proceeds may be applied by Lender toward payment of any obligation secured by this Security Agreement, whether or not due, in such order of application as Lender may elect.
     f. Borrower shall submit to Lender reports as to the Collateral, at such times and in such form as Lender may reasonably request. Borrower will at all times keep accurate and complete records of the Collateral. Lender or its representatives may, at any time and from time to time, enter any premises where the Collateral and/or the records pertaining to the Collateral are located and inspect, inventory, audit, check, copy, and otherwise review the Collateral and the records concerning the Collateral.
     g. So long as no Event of Default has occurred and is continuing, Borrower shall have the right to sell or otherwise dispose of the Inventory in the ordinary course of business. No other disposition of the Inventory may be made without the prior written consent of Lender.
     h. If an Event of Default has occurred and is continuing, if at any time Lender so requests, all proceeds from the sale or other disposition of the Inventory, and all collections and other proceeds from the Accounts and Financial Obligations Collateral, if any, shall be deposited into an account designated by Lender (the “Cash Collateral Account”), which account shall be under the sole and exclusive control of Lender. Such proceeds and collections shall not be commingled with any other funds and shall be promptly and directly deposited into such account in the form in which received by Borrower. Such proceeds and collections shall not be deposited in any other account and said Cash Collateral Account shall contain no funds other than such proceeds and collections. All or any portion of the funds on deposit in said Cash Collateral Account may, in the sole discretion of Lender, be applied from time to time as Lender elects to payment of obligations secured by this Security Agreement or Lender may elect to turn over to Borrower, from time to time, all or any portion of such funds.
     i. Borrower agrees to use diligent and good faith efforts to collect the Accounts and Financial Obligations Collateral, if any. Until written notice is given by Lender, Borrower is authorized to collect the Accounts and Financial Obligations Collateral in a commercially reasonable manner. If an Event of Default has occurred and is continuing, Lender, in its discretion, may terminate such authority at any time whereupon Lender is authorized by Borrower, without further act, to notify any and all account debtors and obligors to make payment thereon directly to Lender, and to take possession of all proceeds from the Accounts and Financial Obligations Collateral, and to take any action which Borrower might or could take to collect the Accounts and Financial Obligations Collateral, including the right to make any compromise, discharge, or extension. If an Event of Default has occurred and is continuing, upon request of Lender, Borrower agrees to execute and deliver to Lender a notice to the account debtors and obligors instructing said account debtors and obligors to pay Lender. If an Event of Default has occurred and is continuing, Borrower further agrees to execute and deliver to Lender all other notices and similar documents requested by Lender to facilitate collection of the Accounts and Financial Obligations Collateral.
     j. All costs of collection of the Accounts and Financial Obligations Collateral, if any, including attorneys fees and legal expenses, shall be borne solely by Borrower, whether such costs are incurred by or for Borrower or Lender. In the event Lender elects to undertake direct collection of the Accounts and Financial Obligations Collateral, Borrower agrees to deliver to Lender, if so requested, all books, records, and documents in Borrower’s possession or under its control as may relate to the Accounts and Financial Obligations Collateral or as may be helpful to facilitate such collection. Lender shall have no obligation to cause an attorneys demand letter to be sent, to file any lawsuit, or to take any other legal action in collection of the Accounts and Financial Obligations Collateral. It is agreed that collection of the Accounts and Financial Obligations Collateral in a commercially reasonable manner does not require that any such legal action be taken.
     k. Borrower does hereby make, constitute, and appoint Lender and its designees as Borrower’s true and lawful attorney in fact, with full power of substitution, such power to be exercised in the following manner (and in the cases of clause (1) through (4), only upon the occurrence and during the continuation of an Event of Default): (1) Lender may receive and open all mail addressed to Borrower and remove therefrom any payments of the Accounts and Financial Obligations Collateral, if any; (2) Lender may cause mail relating to the Accounts and Financial Obligations Collateral to be delivered to a designated address of Lender where Lender may open all such mail and remove therefrom any payments of the Accounts and Financial Obligations Collateral; (3) Lender may endorse Borrower’s name upon notes, checks, acceptances, drafts, money orders, or other forms of payment of the Accounts and Financial Obligations Collateral; (4) Lender may settle or adjust disputes or claims in respect to the Accounts and Financial Obligations Collateral for amounts and upon such terms as Lender, in its sole discretion and in good faith, deems to be advisable, in such case crediting Borrower with only the proceeds received and collected by Lender after deduction of Lender’s costs, including reasonable attorneys fees and legal expenses; and (5) Lender may do any and all other things necessary or proper to carry out the intent of this Security Agreement and to perfect and protect the liens and rights of Lender created under this Security Agreement.
     l. Immediately upon request, Borrower shall endorse and deliver to Lender all instruments and chattel paper, if any, which are Collateral. Upon creation of any instruments or chattel paper in the future, immediately upon creation Borrower shall endorse and deliver the instruments and chattel paper to Lender.
     m. Borrower shall, immediately upon obtaining knowledge thereof, report to Lender in writing any default on any item of Financial Obligations Collateral, any material claim or dispute asserted by any obligor on any item of that Collateral, and any other material matters that may affect the value, enforceability or collectability of any of that Collateral.
     n. Borrower shall not, without Lender’s written consent, make any material settlement, compromise or adjustment of any item of Financial Obligations Collateral or grant any material discounts, extensions, allowances or credits thereon, except in the ordinary course of Borrower’s business.
     7. Right to Perform for Borrower. Lender may, in its sole discretion and without any duty to do so, elect to discharge taxes, tax liens, security interests, or any other encumbrance upon the Collateral, perform any duty or obligation of Borrower, pay filing, recording, insurance and other charges payable by Borrower, or provide insurance as provided herein if Borrower fails to do so. Any such payments advanced by Lender shall be repaid by Borrower upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment, at the Default Rate.
     8. Default. Time is of the essence of this Security Agreement. The occurrence of any Event of Default shall constitute a default under this Security Agreement.
     No course of dealing or any delay or failure to assert any Event of Default shall constitute a waiver of that Event of Default or of any prior or subsequent Event of Default.
     9. Remedies. Upon the occurrence of an Event of Default and during the continuance thereof, Lender shall have the following rights and remedies, in addition to all other rights and remedies existing at law, in equity, or by statute or provided in the Loan Documents:
     a. Lender shall have all the rights and remedies available under the Uniform Commercial Code;
     b. Lender shall have the right to enter upon any premises where the Collateral or records relating thereto may be and take possession of the Collateral and such records;
     c. Upon request of Lender, Borrower shall, at the expense of Borrower, assemble the Collateral and records relating thereto at a place designated by Lender and tender the Collateral and such records to Lender;
     d. Without notice to Borrower, Lender may obtain the appointment of a receiver of the business, property and assets of Borrower and Borrower hereby consents to the appointment of Lender or such person as Lender may designate as such receiver; and
     e. Lender may sell, lease or otherwise dispose of any or all of the Collateral and, after deducting the Liquidation Costs, apply the remainder to pay, or to hold as a reserve against, the obligations secured by this Security Agreement.
     Borrower shall be liable for all deficiencies owing on any obligations secured by this Security Agreement after liquidation of the Collateral. Lender shall not have any obligation to clean-up or otherwise prepare any Collateral for sale, lease, or other disposition.
     The rights and remedies herein conferred are cumulative and not exclusive of any other rights and remedies and shall be in addition to every other right, power and remedy herein specifically granted or hereafter existing at law, in equity, or by statute which Lender might otherwise have, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Lender may deem expedient. No delay or omission in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver thereof or of any default or to be an acquiescence therein.
     Upon the occurrence of any Event of Default and during the continuance thereof, Borrower agrees to pay all costs and expenses, including reasonable attorneys fees and legal expenses, incurred by or on behalf of Lender in enforcing, or exercising any remedies under, this Security Agreement, and any other rights and remedies. Additionally, Borrower agrees to pay all Liquidation Costs. Any and all such costs, expenses, and Liquidation Costs shall be payable by Borrower upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment, at the Default Rate.
     Regardless of the occurrence of any Event of Default, Borrower agrees to pay all expenses, including reasonable attorneys fees and legal expenses, incurred by Lender in any bankruptcy proceedings of any type involving Borrower, the Collateral, or this Security Agreement, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.
     10. Notices. All notices or demands by any party hereto shall be in writing and shall be sent as provided in the Loan Agreement.
     11. Indemnification. Borrower shall indemnify Lender for any and all claims and liabilities, and for damages which may be awarded or incurred by Lender, and for all reasonable attorneys fees, legal expenses, and other out-of-pocket expenses incurred in defending such claims, arising from or related in any manner to the negotiation, execution, or performance by Lender of this Security Agreement, but excluding any such claims based upon breach or default by Lender or gross negligence or willful misconduct of Lender.
     Lender shall have the sole and complete control of the defense of any such claims. Lender is hereby authorized to settle or otherwise compromise any such claims as Lender in good faith determines shall be in its best interests.
     12. General. This Security Agreement is made for the sole and exclusive benefit of Borrower and Lender and is not intended to benefit any third party. No such third party may claim any right or benefit or seek to enforce any term or provision of this Security Agreement.
     In recognition of Lender’s right to have all its attorneys fees and expenses incurred in connection with this Security Agreement secured by the Collateral, notwithstanding payment in full of the obligations secured by the Collateral, Lender shall not be required to release, reconvey, or terminate any security interest in the Collateral unless and until Borrower and all Guarantors have executed and delivered to Lender general releases in form and substance satisfactory to Lender.
     Lender and its officers, directors, employees, representatives, agents, and attorneys, shall not be liable to Borrower or any Guarantor for consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with or relating to this Security Agreement or the Collateral.
     If the incurring of any debt by Borrower or the payment of any money or transfer of property to Lender by or on behalf of Borrower or any Guarantor should for any reason subsequently be determined to be “voidable” or “avoidable” in whole or in part within the meaning of any state or federal law (collectively “voidable transfers”), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Lender is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Lender’s counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of Borrower and Guarantor, and each of them, and this Security Agreement, shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.
     This Security Agreement shall be governed by and construed in accordance with the laws of the State of Utah.
     Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     All references in this Security Agreement to the singular shall be deemed to include the plural if the context so requires and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.
     All agreements, representations, warranties and covenants made by Borrower shall survive the execution and delivery of this Security Agreement, the filing and consummation of any bankruptcy proceedings, and shall continue in effect so long as any obligation to Lender contemplated by this Security Agreement is outstanding and unpaid, notwithstanding any termination of this Security Agreement. All agreements, representations, warranties and covenants in this Security Agreement shall bind the party making the same and its heirs and successors, and shall be to the benefit of and be enforceable by each party for whom made and their respective heirs, successors and assigns.
     This Security Agreement, together with the Loan Documents, constitute the entire agreement between Borrower and Lender as to the subject matter hereof and may not be altered or amended except by written agreement signed by Borrower and Lender. All other prior and contemporaneous agreements, arrangements, and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.
     Dated: June 28, 2007.

Lender:		Borrower:

Zions First National Bank		ZARS, Inc.

By:	/s/ Thomas C. Etzel	By:	/s/ Robert Lippert

Name:	Thomas C. Etzel	Name:	Robert Lippert
Title:	Senior Vice President	Title:	President

Schedule A

			Principal Balance
Lease No.	Schedule No.	Lender	as of 5/31/07
0010714	0010714004	Zions Credit Corporation	$14,784.61
0010714	0010714003	Zions Credit Corporation	$4,823.54